Financial Instruments	12 Months Ended
Dec. 31, 2015
Financial Instruments [Abstract]
Financial Instruments

16.       Financial Instruments

The carrying values of temporary cash investments, accounts receivable and accounts payable approximate their fair value due to the short-term nature of these financial instruments. The fair values of long-term bank loans approximate the recorded values, due to their variable interest rates. The fair value of long-term loan receivable from Diana Containerships also approximates its recorded value, due to its variable interest rate. The fair value of the Senior Unsecured Notes (Note 9) having a fixed interest rate amounted $48,146 as of December 31, 2015, and was determined through the Level 1 input of the fair value hierarchy as defined in FASB guidance for Fair Value Measurements based on the quoted price of the instrument as of December 31, 2015 as stated under the ticker Symbol “DSXN” on the NYSE.

The Company is exposed to interest rate fluctuations associated with its variable rate borrowings and its objective is to manage the impact of such fluctuations on earnings and cash flows of its borrowings. In May 2009 the Company entered into a five-year zero cost collar agreement (novated in March 2012), with a floor at 1% and a cap at 7.8% of a notional amount of $100,000 to manage its exposure to interest rate changes related to its borrowings. The collar agreement, which matured on May 27, 2014, was used as an economic hedge agreement and did not meet the criteria for hedge accounting; therefore, the changes in its fair value were recognized in earnings. During 2014 and 2013, the Company incurred income of $68 and loss of $118, respectively, separately presented as “Income/(loss) from derivative instruments” in the related accompanying consolidated statements of operations.